Fees Summary	Sep. 16, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 47,600,000.00
Previously Paid Amount	4,050.00
Total Fee Amount	7,287.56
Total Offset Amount	0.00
Net Fee	$ 3,237.56